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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 6, 2005

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    1-9210               95-4035997
  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)


               10889 Wilshire Boulevard
               Los Angeles, California                            90024
       (Address of principal executive offices)                (ZIP code)



               Registrant's telephone number, including area code:
                                 (310) 208-8800


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SECTION 7 - REGULATION FD

Item 7.01.  Regulation FD Disclosure
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     The full text of the speech made on May 6, 2005, by Dr. Ray R. Irani at the
Occidental Petroleum Corporation 2005 Annual Meeting of Stockholders in Santa Monica, California, , as well as an appendix reconciling non-GAAP financial measures included in that speech, is attached to this report as Exhibit 99.1.


                                       1
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  May 6, 2005            S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)
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                                  EXHIBIT INDEX


     99.1 Presentation and speech given by Dr. Ray R. Irani, as well as an appendix reconciling non-GAAP financial measures included in that speech